 Exhibit 99.1

Carbon Revolution, a Leading Global Manufacturer of Carbon Fiber Wheels to the Automotive Industry, to List in U.S. via Business Combination with Twin Ridge Capital Acquisition Corp.

•	Carbon Revolution is a leader in next-generation auto-tech with more than 60,000 carbon fiber wheels on the road for some of the most prestigious brands in the world.
•
Carbon Revolution has been awarded 13 programs to date with global OEMs including Ford Motor Company, Ferrari NV, General Motors Company, and Renault Group, with a further six programs in progress under engineering agreements.

•	Total projected revenue forecast to grow from $28.7 million in CY2022E to $90.1 million in CY2024E representing a compound annual growth rate (CAGR) of 77%.
•	Estimated pro forma enterprise value of approximately $270 million.
•	Transaction includes up to $60 million from a Committed Equity Facility.

Geelong, Australia and Naples, FL -- November 29 2022 – Carbon Revolution Limited (“CBR”, “Carbon Revolution” or the “Company”) (ASX: CBR), a Tier 1 OEM supplier and a leading global manufacturer of lightweight advanced technology carbon fiber wheels, and Twin Ridge Capital Acquisition Corp. (“Twin Ridge” or “TRCA”) (NYSE: TRCA), a publicly traded special purpose acquisition company, announced today that they have signed a definitive business combination agreement and accompanying scheme implementation deed (“SID”) that is expected to result in Carbon Revolution becoming publicly listed in the U.S. via a scheme of arrangement.

Upon closing of the transaction, the ordinary shares and warrants of the merged company Poppetell Limited, to be renamed Carbon Revolution plc, are expected to trade on a national exchange in the United States, and Carbon Revolution’s shares shall be delisted from the ASX.

The transaction is anticipated to unlock critical investment capital to fund Carbon Revolution’s expansion of operations, which is required to meet its significant growth opportunity while accelerating the Company’s expected path to profitability.

Market Leader in Next-Generation Wheel Technology

Founded in 2007, Carbon Revolution is a global technology company and Tier 1 OEM supplier that has successfully innovated, commercialized and industrialized high-performance, technically advanced lightweight carbon fiber wheels for the global automotive industry.

Carbon Revolution is recognized as a leader in this sector, as validated by its contracts with Ford Motor Company (“Ford”), Ferrari NV (“Ferrari”), General Motors Company (“GM”), and Renault Group (“Renault”).

When new automotive technologies are introduced, penetration typically begins at the luxury or performance end of the market before transitioning to a point of full adoption as a mass market product. Carbon Revolution initially penetrated the performance and premium end of the market with cars that include Ford’s GT and Shelby Mustang GT350R and GT500, Ferrari’s 488 Pista, F8 Tributo, SF90 Stradale, 812 Competizione and 296 GTB, Renault’s Megane RS Trophy R, and more recently GM’s Chevrolet Corvette Z06. Ford has recently announced an additional program with its 2024 Mustang Dark Horse.

The Company is well-positioned to capture demand in new mobility with the global transition to electric vehicles. The Company’s carbon fiber wheels, which can be up to half the weight of aluminum wheels, are expected to help increase range, a critical barrier to EV uptake. Lighter wheels help offset large battery weight, enabling regulatory compliance with key weight class limits. Carbon Revolution’s wheels also provide better performance and handling than aluminum wheels, as well as reduced noise, vibration and harshness (NVH), while increasing options for aerodynamics, wheel sizing and styling that are less practical with aluminum wheels. Four of the most recently secured engineering programs are for electric vehicles.

Key Investment Highlights

•	Early-Mover: Carbon Revolution’s unique and protected -- 89 granted or pending patents -- next-generation auto technology is years ahead of the competition.
•	Leading Incumbent: Carbon Revolution is expected to retain significant market share in a market characterized by high barriers to entry.
•	Large Market Opportunity: Automotive passenger wheel market of $38 billion.
•	Strong and Diverse Customer Base: Nine current awarded programs and six additional engineering programs in progress, of which four are for electric vehicles.
•
Attractively Valued Entry Multiple: Pro forma enterprise valuation of $270 million is 5.4x 2023 estimated revenue and 3.0x 2024 estimated revenue. Ninety-eight percent of 2023 and 2024 estimated revenue is under contract (awarded or engineering) based on the Company’s forecasted revenues from those contracts.

•	Rapid Revenue Growth: Total revenue forecast to grow from $28.7 million in CY2022E to $90.1 million in CY2024E, representing a compound annual growth rate (CAGR) of 77%.
•
Margin Expansion: Automation investments by the Company are driving margin expansion as the business scales, with substantial opportunity to further optimize through expansion into lower-cost geographies.

•	Highly Experienced Management Team: Carbon Revolution is led by a forward-thinking team with an average of more than 22 years of experience in automotive technology and manufacturing.

Leadership Commentary

“We see an enormous addressable market for Carbon Revolution’s disruptive efficiency technology with adoption already underway with major car manufacturers,” said Jake Dingle, Chief Executive Officer of Carbon Revolution. “Carbon Revolution’s technology provides an effective next-generation solution to the challenges of transitioning the global automotive industry to new mobility. We have a strong track record working with leading OEMs and a world-class team with a passion for our work. Our partnership with Twin Ridge is a significant milestone and an opportunity for Carbon Revolution to continue to build on our early-mover advantages in next-generation auto technology,” he said.

“Carbon Revolution is a sector leader in the production of revolutionary carbon fiber wheels, the next-generation of wheel technology, and has an opportunity to play an important role as the global automotive industry accelerates the shift to electric vehicles,” said Dale Morrison, Chairman of Twin Ridge Capital Acquisition Corp. “We believe that following this transaction, Carbon Revolution will be well-positioned for rapid growth and adoption as it further enhances its automotive solutions, capitalizes on market opportunities and continues to accelerate growth as a U.S.-listed public company.”

Transaction Overview

The combined company will have an estimated post-transaction equity valuation of approximately $461 million, including about $214 million of cash held in TRCA’s trust account, assuming no redemptions from TRCA’s trust account.

Carbon Revolution shareholders will roll 100% of their equity into the combined company. Following the close of the transaction, assuming no redemptions from TRCA’s trust account, TRCA shareholders will hold 57% of the issued and outstanding shares of common stock of the combined company, with Carbon Revolution shareholders holding the rest, not taking into account the currently outstanding warrants of TRCA and management options of Carbon Revolution. In addition, the Company has secured $60 million from a committed equity facility.

Shareholders of Carbon Revolution on the Australian Securities Exchange (ASX: CBR) will receive consideration for their shares consisting of an aggregate of approximately 20 million ordinary shares of the combined company, being 1 Poppetell Limited share for approximately every 10.5 Carbon Revolution shares.

Upon closing of the transaction, the ordinary shares and warrants of Poppetell Limited are expected to trade on a national exchange in the United States, and Carbon Revolution’s shares shall be delisted from the ASX.

The Board of Directors of TRCA and the Board of Directors of Carbon Revolution have both unanimously approved the proposed transaction.

The Board of Directors of CBR unanimously recommends that CBR shareholders vote in favor of the Scheme, in the absence of a superior proposal and subject to an independent expert concluding in the independent expert’s report (and continuing to conclude) that the Scheme is in the best interests of CBR shareholders. Subject to those same qualifications, each member of the CBR Board of Directors and the senior management, which includes two of the founders, intend to vote all of their CBR shares or other securities held or controlled by them in favor of the Scheme.

Completion of the transaction is subject to customary closing conditions, including the approval of the TRCA shareholders and the Carbon Revolution shareholders. The transaction is expected to be completed in the first half of 2023.

For a summary of the material items of the transaction, as well as a copy of the business combination agreement, SID and supplemental investor presentation, please see the Current Report on Form 8-K to be filed by TRCA with the SEC at www.sec.gov and on Carbon Revolution’s website www.carbonrev.com/investor-centre. Additional information about the proposed transaction will be described in the registration statement relating to the transaction, which Poppetell Limited will file with the SEC, and the scheme booklet relating to the transaction, which Carbon Revolution will lodge with the Australian Securities Exchange.

Advisors

E&P Corporate Advisory is acting as Advisor to the Carbon Revolution Board. Herbert Smith Freehills and Goodwin Procter LLP are serving as Australian and U.S. legal counsel, respectively, to Carbon Revolution. Ashurst and Kirkland & Ellis LLP are serving as Australian and U.S. legal counsel to the SPAC, respectively.

About Carbon Revolution

Carbon Revolution is an Australian technology company, which has successfully innovated, commercialized and industrialized the advanced manufacture of carbon fiber wheels for the global automotive industry. Carbon Revolution has progressed from single prototypes to designing and manufacturing high-performing wheels for some of the fastest street cars and most prestigious brands in the world. Carbon Revolution is creating a significant and sustainable advanced technology business that supplies its lightweight wheel technology to automotive manufacturers around the globe. For more information, visit www.carbonrev.com.

About Twin Ridge Capital Acquisition Corp.

Twin Ridge Capital Acquisition Corp. (NYSE: TRCA) is a special purpose acquisition company sponsored by Twin Ridge Capital Sponsor, LLC. The company deploys a disciplined strategic approach that focuses on leveraging its powerful professional networks and deep industry experience to provide meaningful value to a target business. For more information, visit www.twinridgecapitalac.com.

Additional Information about the Transaction and Where to Find It

This communication relates to the proposed business combination involving CBR, SPAC, Poppetell Limited and a merger subsidiary of Poppetell Limited (“Merger Sub”). In connection with the proposed business combination, Poppetell Limited intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy statement of SPAC and a preliminary prospectus of Poppetell Limited relating to the Poppetell Limited Shares to be issued in connection with the proposed business combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Poppetell Limited or SPAC has filed or will file with the SEC or send to its shareholders in connection with the proposed business combination. This document does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SPAC’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY SPAC OR POPPETELL LIMITED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed business combination. Additionally, SPAC and Poppetell Limited will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by SPAC or Poppetell Limited may be obtained, when available, free of charge from SPAC at www.twinridgecapitalac.com  SPAC shareholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Twin Ridge Capital Acquisition Corp., 999 Vanderbilt Beach Road, Suite 200, Naples, Florida 60654.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the Business Combination Agreement and Scheme Implementation Deed, in each case, filed as exhibits to the Current Report on Form 8-K to be filed by SPAC on November 30, 2022, which contains the full terms and conditions of the proposed business combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in Solicitation of Proxies

This communication may be deemed solicitation material in respect of the proposed business combination. The SPAC, CBR, Poppetell Limited, Merger Sub and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from SPAC’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of SPAC’s directors and officers in SPAC’s filings with the SEC, including SPAC’s initial public offering prospectus, which was filed with the SEC on March 5, 2021, SPAC’s subsequent annual report on Form 10-K and quarterly reports on Form 10-Q. To the extent that holdings of SPAC’s securities by insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SPAC’s shareholders in connection with the business combination will be included in the definitive proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the proposed business combination and related transactions, pricing and market opportunity, the satisfaction of closing conditions to the proposed business combination and related transactions, the level of redemptions by SPAC’s public shareholders and the timing of the completion of the proposed business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of CBR’s and SPAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of CBR and SPAC.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the shareholders of SPAC or CBR is not obtained; (iii) the ability to maintain the listing of Poppetell Limited’s securities on the stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations CBR or SPAC as a result of the announcement and consummation of the proposed business combination and related transactions; (vi) the risk that any of the conditions to closing of the business combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the proposed business combination and related transactions; (viii) risks relating to the uncertainty of the costs related to the proposed business combination; (ix) risks related to the rollout of CBR’s business strategy and the timing of expected business milestones; (x) the effects of competition on CBR’s future business and the ability of the combined company to grow and manage growth, establish and maintain relationships with customers and healthcare professionals and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict; (xii) the outcome of any legal proceedings that may be instituted against SPAC, CBR or any of their respective directors or officers, following the announcement of the proposed business combination; (xiii) the amount of redemption requests made by SPAC’s public shareholders; (xiv) the ability of SPAC to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to CBR’s industry; (xvii) changes in laws and regulations; and (xviii) those factors discussed in SPAC’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of SPAC or Poppetell Limited to be filed with the SEC, including the proxy statement / prospectus. If any of these risks materialize or SPAC’s or CBR’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SPAC nor CBR presently know or that SPAC and CBR currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SPAC’s and CBR’s expectations, plans or forecasts of future events and views as of the date of this communication. SPAC and CBR anticipate that subsequent events and developments will cause SPAC’s and CBR’s assessments to change. However, while SPAC and CBR may elect to update these forward-looking statements at some point in the future, each of SPAC, CBR, Poppetell Limited and Merger Sub specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing SPAC’s and CBR’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investors
Investors@carbonrev.com

Media
Media@carbonrev.com